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                                                                    EXHIBIT 23.4

                         Independent Auditors' Consent

The Board of Directors
Hastings Entertainment, Inc.:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


KPMG Peat Marwick LLP


Dallas, Texas
June 11, 1998